Credit Risk Manager Report
July 2005
SASCO 2005-RMS1


Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Table of Contents

Executive Summary
Section One

Prepayment Premium Analysis
Section Two

Analytics
Section Three



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1
Executive Summary July 2005

Transaction Summary

Closing Date:                                 03/30/2005
Depositor:                  Structured Asset Securities Corporation
Trustee(s):                                 U. S. Bank
Master Servicer:         Aurora Loan Services Master Servicing
Servicer(s): Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank, N.A.
Delinquency Reporting Method:                    OTS1


Collateral Summary
                                Closing Date                 6/30/2005
      4/30/2005 as a Percentage of Closing Date
Collateral Balance                $414,530,994                $385,309,984
                         92.95%
Loan Count                           2,854                  2,689
                        94.22%






1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics

                                Loan Count Summed Balance
Repurchases*                             0           $0
First Payment Defaults                     2       $104,000
Early Payment Defaults**            9       $1,286,704
Multiple Loans to One Borrower    358       $376,803,287

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment


Second Lien Statistics
                                        Loan Count Summed Balance
Total Outstanding Second Liens                389     $15,278,993
30 Days Delinquent                              5      $197,930
60 Days Delinquent                              1      $54,869
90+ Days Delinquent                             4      $108,310


Prepayments

Remittance Date         Beginning Collateral Balance Total Prepayments
							    Percentage of Prepayment

 7/25/2005		$396,288,275		$10,580,772		2.67
 6/25/2005		$400,633,452		$4,033,701		1.01
 5/25/2005            $407,093,692             $6,152,309                1.51

Prepayment Premium Analysis

Amount Recovered by Murrayhill: $5,652
Loan number 6242436 was paid off in the 4/25/2005 remittance with an active prepayment flag, but a premium was not remitted. We contacted the servicer and asked why a prepayment penalty was not remitted. On 7/7/2005 the servicer responded a prepayment penalty would be remitted. On 7/25/2005 Murrayhill confirmed a prepayment penalty of
$5,652 for loan number 6242436 was remitted to the trust.
 Prepayment Premium Issues from Prior Months
                 Outstanding Loans that did not have Premiums Remitted
Remittance Loan Number PPP Flag Expiration Liquidation Date     Status

4/25/2005   6242436      10/26/2006          3/28/20005 A premium will be
							    remitted.


Copyright 2005 The Murrayhill Company. All Rights Reserved.



Prepayment Premium Issues for the Current Month
In the 7/25/2005 remittance 47 loans with active prepayment flags were paid off. The servicer remitted premiums for all of the loans totaling $289,722.
 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: June 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
                          Trustee Remittance Date
Class     25-July-05  25-June-05       25-May-05         25-Apr-05
P Class    $289,722    $100,041          $133,464          $116,742

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

                                   Trustee Remittance Date
Servicer25-July-05     25-June-05      25-May-05         25-Apr-05
TOTAL      $100,041   $289,722    $133,464                $116,742

Section 3: Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.

Amount remitted to the P Class:         $289,722
Amount remitted by servicer:            $289,722
Difference:                                $0



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: June 30, 2005


						Trustee Remittance Date
				25-July-05  25-June-05   25-May-05 25-Apr-05

Loans with Active Prepayment
Flags with Premiums Remitted(A)    47  		17		26       22

Loans without Prepayment
Flags with Premiums Remitted       0   		0		0       0

Total Loans with
Premiums Remitted (B)             47           17	      26       22

Loans with
Active Prepayment Flags (C)        47		17            26       22

Loans without Prepayment
Flags with Premiums Remitted        0		0		0       0

Subtotal (D)                         47         17             26       22

Premiums Remitted for loans
with Active Prepayment Flags (A/C) 100.00%  100.00%	100.00%   100.00%

Total Loans with Premiums
Remitted to the Subtotal (B/D)     100.00%   100.00%    100.00%   100.00%

Total Paid-Off Loans (E)              67       29               31      39

Total Loans with Premiums Remitted
 to the Total Paid-Off Loans	   70.15%     58.62%     83.87%  53.85%



Copyright  2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: June 30, 2005


								 Total
Total Paid-Off Loans with Flags                                    47

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*     0

Loans that Contained a Clause Allowing Prepayment Premiums
to be Waived at the Time ofLiquidation*                            0

Loans that were Liquidated from REO Status*                        0

Loans with Discrepancies between the Data File and the Note*       0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt*                  0

Loans that were Liquidated Through Loss Mitigation Efforts*        0

Total Paid-Off Loans with Active Prepayment Flags (C)             47

Other Exceptions:
Paid-Off Loans that Did Not have Premiums
Collected because of State Statutes
								   0

Paid-Off Loans with Active Prepayment
Flags that Have Not Remitted Premiums
								   0
* These categories are mutually exclusive.


Copyright 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Mortgage Data Through: June 30, 2005


Loan
Number
6242429
6242940
6242939
6242562
6240687
6240583
6240719
6241103
6241232
6241170
6241966
6241894
6241327
6241322
6241870
6241787
6241490
6240540
6242594
6241591
6241934
6242314
6242130
6241399
6242625
6242537
6242616
6243218
6243227
6243226
Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Delinquency Origination
Date String
10/28/2004 CCC0
12/2/2004 CCC0
12/2/2004 CCC0
7/29/2004 CCC0
8/17/2004 CCC0
8/19/2004 CCC0
9/13/2004 CCC0
9/24/2004 CCC0
10/5/2004 CCC0
10/7/2004 CCC0
10/8/2004 CCC0
10/12/2004 CCC0
10/13/2004 CCC0
10/13/2004 CCC0
10/14/2004 CCC0
10/14/2004 CCC0
10/15/2004 CCC0
10/20/2004 CCC0
10/21/2004 CCC0
10/21/2004 CCC0
10/22/2004 CCC0
10/25/2004 CCC0
10/25/2004 CCC0
10/26/2004 CCC0
10/28/2004 CCC0
10/28/2004 CCC0
11/1/2004 CCC0
12/2/2004 CCC0
12/3/2004 CCC0
12/3/2004 CCC0
PPP Flag
10/28/2005 1
1
1
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
2
Exp. Date
12/2/2005
12/2/2005
7/29/2006
8/17/2006
8/19/2006
9/13/2006
9/24/2006
10/5/2006
10/7/2006
10/8/2006
10/12/2006
10/13/2006
10/13/2006
10/14/2006
10/14/2006
10/15/2006
10/20/2006
10/21/2006
10/21/2006
10/22/2006
10/25/2006
10/25/2006
10/26/2006
10/28/2006
10/28/2006
11/1/2006
12/2/2006
12/3/2006
12/3/2006
Copyright 2005 The Murrayhill Company. All Rights Reserved.
Mortgage Data Through: June 30, 2005
PPP Payoff
Remitted Balance
$3,647 $60,783
$2,971 $67,601
$7,572 $270,800
$3,322 $162,821
$1,656 $35,992
$870 $86,570
$3,540 $96,721
$8,046 $160,926
$9,761 $318,993
$3,754 $167,600
$13,475 $403,455
$2,741 $219,207
$7,600 $126,672
$19,521$325,349
$5,554 $241,459
$5,615 $93,507
$16,667$277,785
$4,834 $190,332
$1,625 $130,010
$6,684 $267,778
$5,469 $273,451
$3,857 $192,835
$10,997 $183,284
$11,877 $201,397
$897   $89,667
$1,600 $160,000
$6,931 $191,473
$7,741 $172,105
$1,347 $29,950
$5,381 $119,691
PPP No PPP % of Premium
Comments Remitted, Remitted, to Payoff
No Flag w/ Flag Balance
6%
4%
3%
2%
5%
1%
4%
5%
3%
2%
3%
1%
6%
6%
2%
6%
6%
3%
1%
2%
2%
2%
6%
6%
1%
1%
4%
4%
4%
4%
Loan
Number
6242878
6243092
6243012
6243034
6243011
6243242
6242759
6241097
6241444
6241641
6242319
6242082
6242135
6242662
6243329
6243219
6242725
Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Delinquency Origination
Date String
12/6/2004 CCC0
12/6/2004 CCC0
12/7/2004 CCC0
12/7/2004 CCC0
12/7/2004 CCC0
12/8/2004 CCC0
12/8/2004 CCC0
9/29/2004 CCC0
9/30/2004 CCC0
10/12/2004 CCC0
10/20/2004 CCC0
10/21/2004 CCC0
10/25/2004 CCC0
11/12/2004 CCC0
11/29/2004 CCC0
12/2/2004 CCC0
11/24/2004 CCC0
PPP Flag Exp. Date
12/6/2006 2
2
2
2
2
2
2
3
3
3
3
3
3
3
3
3
5
12/6/2006
12/7/2006
12/7/2006
12/7/2006
12/8/2006
12/8/2006
9/29/2007
9/30/2007
10/12/2007
10/20/2007
10/21/2007
10/25/2007
11/12/2007
11/29/2007
12/2/2007
11/24/2009
Copyright 2005 The Murrayhill Company. All Rights Reserved.
Mortgage Data Through: June 30, 2005
PPP Payoff
Remitted Balance
$700 $77,892
$7,742 $172,096
$2,659 $59,113
$8,195 $181,776
$10,592 $235,785
$4,472 $99,437
$10,444 $232,181
$4,398 $130,897
$3,270 $163,500
$11,806 $196,768
$10,448 $384,102
$5,786 $217,524
$7,646 $127,441
$150 $14,764
$5,854 $130,110
$1,940 $43,113
$8,069 $179,351
PPP No PPP % of Premium
Comments Remitted, Remitted, to Payoff
No Flag w/ Flag Balance
1%
4%
4%
5%
4%
4%
4%
3%
2%
6%
3%
3%
6%
1%
4%
4%
4%


Copyright 2005 The Murrayhill Company. All Rights Reserved.
Section Three
Analytics

SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: June 30, 2005
FICO	Delinquency	Percentage
500	Current	0.002
500	Paid Off	0.006
510	Current	0.003
510	Paid Off	0.006
520	Current	0.002
520	Paid Off	0.006
530	Current	0.022
530	Delinquent	0.048
530	Paid Off	0.024
540	Current	0.022
540	Delinquent	0.065
540	Paid Off	0.024
550	Current	0.031
550	Delinquent	0.065
550	Paid Off	0.012
560	Current	0.032
560	Delinquent	0.065
560	Paid Off	0.037
570	Current	0.034
570	Delinquent	0.016
570	Paid Off	0.061
580	Current	0.04
580	Delinquent	0.032
580	Paid Off	0.079
590	Current	0.049
590	Delinquent	0.032
590	Paid Off	0.043
600	Current	0.061
600	Delinquent	0.081
600	Paid Off	0.049
610	Current	0.087
610	Delinquent	0.097
610	Paid Off	0.11
620	Current	0.084
620	Delinquent	0.032
620	Paid Off	0.067
630	Current	0.077
630	Delinquent	0.129
630	Paid Off	0.049
640	Current	0.065
640	Delinquent	0.081
640	Paid Off	0.055
650	Current	0.065
650	Delinquent	0.113
650	Paid Off	0.079
660	Current	0.056
660	Paid Off	0.043
670	Current	0.048
670	Delinquent	0.032
670	Paid Off	0.055
680	Current	0.04
680	Delinquent	0.032
680	Paid Off	0.043
690	Current	0.033
690	Delinquent	0.016
690	Paid Off	0.067
700	Current	0.027
700	Paid Off	0.018
710	Current	0.029
710	Paid Off	0.012
720	Current	0.023
720	Paid Off	0.012
730	Current	0.016
730	Paid Off	0.006
740	Current	0.013
740	Delinquent	0.016
740	Paid Off	0.012
750	Current	0.012
760	Current	0.01
760	Delinquent	0.016
760	Paid Off	0.012
770	Current	0.005
770	Delinquent	0.032
770	Paid Off	0.012
780	Current	0.006
790	Current	0.004
800	Current	0.002
810	Current	0

Status	# of Loans	Average	Std. Deviation
Current	2,627	633	56.278
Delinquent	62	616	57.45
Paid Off	164	626	54.006
Total:	2,853

Copyright 2005, The Murrayhill Company. All rights reserved.



SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: June 30, 2005
LTV	Delinquency	Percentage
0.1	Current	0.003
0.1	Delinquent	0.016
0.2	Current	0.141
0.2	Paid Off	0.128
0.2	Delinquent	0.145
0.3	Current	0.003
0.4	Paid Off	0.012
0.4	Current	0.007
0.5	Current	0.014
0.5	Paid Off	0.024
0.6	Current	0.028
0.6	Paid Off	0.043
0.6	Delinquent	0.032
0.7	Paid Off	0.171
0.7	Current	0.068
0.7	Delinquent	0.097
0.8	Paid Off	0.268
0.8	Delinquent	0.274
0.8	Current	0.317
0.9	Paid Off	0.293
0.9	Delinquent	0.339
0.9	Current	0.278
1	Delinquent	0.097
1	Current	0.142
1	Paid Off	0.061

Status	# of Loans	Average	Std. Deviation
Current	2,627	1.485	0.496
Delinquent	62	1.459	0.504
Paid Off	164	1.445	0.462
Total:	2,853


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: June 30, 2005
Balance	Delinquency	Percentage
0	Current	0
0	Delinquent	0.016
10000	Current	0.002
10000	Delinquent	0.016
20000	Current	0.033
20000	Delinquent	0.048
30000	Current	0.044
30000	Delinquent	0.032
40000	Current	0.033
40000	Delinquent	0.081
50000	Current	0.044
50000	Delinquent	0.161
60000	Current	0.045
60000	Delinquent	0.048
70000	Current	0.049
70000	Delinquent	0.048
80000	Current	0.047
80000	Delinquent	0.081
90000	Current	0.05
90000	Delinquent	0.048
100000	Current	0.055
100000	Delinquent	0.032
110000	Current	0.059
110000	Delinquent	0.032
120000	Current	0.042
120000	Delinquent	0.032
130000	Current	0.048
130000	Delinquent	0.016
140000	Current	0.047
150000	Current	0.035
150000	Delinquent	0.065
160000	Current	0.037
170000	Current	0.035
170000	Delinquent	0.016
180000	Current	0.027
180000	Delinquent	0.048
190000	Current	0.025
190000	Delinquent	0.048
200000	Current	0.024
210000	Current	0.026
220000	Current	0.024
230000	Current	0.018
240000	Current	0.013
250000	Current	0.013
250000	Delinquent	0.032
260000	Current	0.014
260000	Delinquent	0.016
270000	Current	0.012
280000	Current	0.01
280000	Delinquent	0.016
290000	Current	0.012
290000	Delinquent	0.016
300000	Current	0.009
300000	Delinquent	0.032
310000	Current	0.005
320000	Current	0.008
330000	Current	0.004
340000	Current	0.004
350000	Current	0.005
360000	Current	0.006
370000	Current	0.003
380000	Current	0.006
390000	Current	0.006
400000	Current	0.005
400000	Delinquent	0.016
410000	Current	0.002
420000	Current	0.002
430000	Current	0.003
440000	Current	0.002
450000	Current	0.002
460000	Current	0
470000	Current	0
480000	Current	0
490000	Current	0.002
500000	Current	0.001
530000	Current	0
550000	Current	0
560000	Current	0
590000	Current	0
650000	Current	0
690000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	2,627	144,045.73	94,411.04
Delinquent	62	111,320.31	86,853.65
Total:	2,689


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0.001
180	Current	0.073
180	Delinquent	0.065
180	Paid Off	0.043
240	Paid Off	0.018
240	Delinquent	0.016
240	Current	0.037
300	Current	0.001
360	Current	0.888
360	Delinquent	0.919
360	Paid Off	0.939

# of Loans	Other	120	180	240	300	360
2,853	0	2	203	101	2	2,545


Copyright 2005, The Murrayhill Company. All rights reserved.



SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0.001
180	Current	0.073
180	Delinquent	0.065
180	Paid Off	0.043
240	Paid Off	0.018
240	Delinquent	0.016
240	Current	0.037
300	Current	0.001
360	Current	0.888
360	Delinquent	0.919
360	Paid Off	0.939

# of Loans	Other	120	180	240	300	360
2,853	0	2	203	101	2	2,545



Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: June 30, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,395	48.9%	Cash-out refinance 	1,272	48.4%
Purchase	1,302	45.6%	Purchase	1,210	46.1%
Rate/term refinance 	157	5.5%	Rate/term refinance 	145	5.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	2,854	100%	Total	2,627	100%

Delinquent Loans	Paid Off Loans
Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	29	46.8%	Cash-out refinance 	93	56.7%
Purchase	31	50.0%	Purchase	61	37.2%
Rate/term refinance 	2	3.2%	Rate/term refinance 	10	6.1%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%
Total	62	100%	Total	164	100%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Ownership Distribution by Status
Mortgage Data Through: June 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.027
Investment Home	Delinquent	0.048
Investment Home	Paid Off	0.03
Primary Home	Current	0.973
Primary Home	Delinquent	0.952
Primary Home	Paid Off	0.963
Second Home	Paid Off	0.006

Title	# of Loans
Investment Home	78
Primary Home	2,774
Second Home	1
Total:	2,853

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: June 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
3/31/2005	18	1	0	1	0
4/30/2005	29	6	1	1	0
5/31/2005	36	12	3	3	0
6/30/2005	28	16	4	14	0


Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: June 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
3/31/2005	1629352	415000	0	246785	0
4/30/2005	3953907.71	459929	403363	246785	0
5/31/2005	3725642.49	1166417.13	507363	513309	0
6/30/2005	3350290.7	1187975.48	108310.11	2255283.16	0



Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Conditional Prepayment Rates
Mortgage Data Through: June 30, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
6/30/2005	7/25/2005	27.82%	18.98%
5/31/2005	6/25/2005	11.47%
4/30/2005	5/25/2005	16.79%

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Historical SDA Performance
Mortgage Data Through: June 30, 2005
Weighted	Monthly
Date	Average Age	Default Amt	Default Rate	CDR (F-R) SDA CurveSDA %
30-Jun-05	7.73	$0	0.00%	0.00%	0.15%	0%
31-May-05	6.73	$0	0.00%	0.00%	0.13%	0%
30-Apr-05	5.73	$0	0.00%	0.00%	0.11%	0%
31-Mar-05	4.73	$0	0.00%	0.00%	0.09%	0%

Averages:	6.23	$0	0.00%	0.00%	0.12%	0%



Copyright 2005, The Murrayhill Company. All rights reserved.